UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2010

MOTORS LIQUIDATION COMPANY
(Exact Name of Registrant as Specified in its Charter)

1-43 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)
500 Renaissance Center, Suite 1400, Detroit, Michigan (Address of Principal Executive Offices)	48243 (Zip Code)

(313) 486-4044
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      Regulation FD Disclosure

On May 28, 2010, Motors Liquidation Company (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed their unaudited Monthly Operating Report for the month ended April 30, 2010 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Motors Liquidation Company, et al., f/k/a General Motors Corp., et al., Case Number 09-50026 (REG)).  Copies of this report are contained in the attached Exhibit 99.1 and are incorporated herein by reference.  This Current Report on Form 8-K (including the Exhibits hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed herein.

Cautionary Statements Regarding Financial and Other Data

Upon the closing of the sale of substantially all of the Company’s assets to General Motors Company pursuant to Section 363(b) of the United States Bankruptcy Code on July 10, 2009, the Company ceased to have material operations.  It is the Company’s strong belief that there will be no value at all for common stockholders in the bankruptcy liquidation process, even under the most optimistic of scenarios.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report has been prepared solely for the purpose of complying with the Operating Guidelines and Reporting Requirements for Debtors in Possession and Trustees (Revised 2/1/08) established by the Office of the United States Trustee for the Southern District of New York in accordance with 28 U.S.C. § 586(a)(3).  The Monthly Operating Report is limited in scope and only covers a limited time period.

The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Monthly Operating Report presents condensed financial information of the Debtors.

There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

            The Company’s informational filings with the Court, including the Monthly Operating Report and additional information about the Debtors’ filing under chapter 11 of title 11 of the United States Code, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander

Hamilton Custom House, One Bowling Green, New York, New York 10004-1408.  Such informational filings may be available electronically, for a fee, through the Court’s Internet world wide web site (www.nysb.uscourts.gov), and/or free of cost, at a world wide web site maintained by the Company's Court-approved noticing agent (www.motorsliquidationdocket.com).

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

ITEM 9.01                      Financial Statements and Exhibits
Number	Description
99.1	Motors Liquidation Company Monthly Operating Report for the month ended April 30, 2010, filed with the United States Bankruptcy Court for the Southern District of New York on May 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORS LIQUIDATION COMPANY (Registrant)
June 4, 2010	By:	/s/ James Selzer
(Date)		James Selzer
Vice President and Treasurer

EXHIBIT INDEX

Number	Description
99.1	Motors Liquidation Company Monthly Operating Report for the month ended April 30, 2010, filed with the United States Bankruptcy Court for the Southern District of New York on May 28, 2010

5